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                                                                    EXHIBIT 15.1

                    LETTER OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of ChatCom, Inc.:

We acknowledge the use of our independent accountants' review report incorporated herein by reference, as filed as an Exhibit to ChatCom, Inc.'s Quarterly Report on Form 10-QSB for the quarter ended December 31, 1997, as amended by Amendment No. 1 to Form 10-QSB filed with the Securities and Exchange Commission on April 9, 1998.


/s/ Grobstein, Horwath & Company LLP


GROBSTEIN, HORWATH & COMPANY LLP
Sherman Oaks, California
April 20, 1998